UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch Florida Municipal Bond Fund
              of Merrill Lynch Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Florida Municipal Bond Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 07/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Florida Municipal
                                        Bond Fund

Annual Report
July 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Florida Municipal Bond Fund

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of July, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $200 billion in new long-term tax-exempt bonds during the six-month period ended July 31, 2003, an increase of more than 20% versus the same six months of 2002. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                 Sincerely,


                                                 /s/ Terry K. Glenn

                                                 Terry K. Glenn
                                                 President and Trustee


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We have been working to manage volatility and to take advantage of the steep municipal yield curve, selling bonds maturing in 10 - 15 years and purchasing larger-coupon bonds maturing in 20 - 30 years.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were higher at 5.35% at the end of July, 2003 than they had been six months earlier. Volatile equity markets, concerns over the Iraqi conflict, and sub par economic growth combined to generally push interest rates lower through June. Bond yields, however, moved sharply higher in July in response to more positive business activity, especially continued strong homes sales and improving employment trends.

Long-term tax-exempt bond yields also rose over the six months ended July 31, 2003, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of July, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.4%.

The municipal market outperformed the U.S. Treasury market over the past six months, despite a dramatic increase in new bond issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. The monthly issuance for July 2003, at almost $30 billion, represented the largest amount of tax-exempt bonds ever sold in the month of July. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-coupon issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

A number of factors continue to foster strong investor demand for municipal bonds. Tax-exempt money market rates have remained below 1% for much of this year, forcing investors to invest in longer maturities to generate desired levels of coupon income. In July and August 2003, investors are expected to receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions. We believe much of these proceeds are likely to be reinvested in the municipal market.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of July 2003, tax-exempt bond yields were 85% - 93% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance.

While many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

How did conditions in the state of Florida affect the Fund during the period?

Conditions have been relatively favorable. The state of Florida maintains solid credit ratings of Aa2, AA+ and AA, with a stable trend, from Moody's, Standard & Poor's and Fitch, respectively. Florida continues to attract new residents because of its climate, low cost of living and continued job growth. These factors, along with a proactive state government, allow for greater flexibility in responding to economic downturns than many other states. Having said that, ongoing population increases have put some strain on the state's social services programs, especially education, health care and mass transit. While most state revenues have been below projections because of a sluggish domestic economy, Florida General Fund revenues are projected to be up by 1.6% in fiscal year 2003 and 2.6% in fiscal year 2004. The state has enacted sizable budget cuts consisting of a hiring freeze, a rollback of tax breaks and other expenditure reductions. These actions, in our opinion, affirm the state's conservative fiscal nature.


4       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Despite generally weak economic conditions, the state has maintained a Budget Stabilization Fund of $959 million for fiscal year 2003. However, Governor Jeb Bush is facing considerable financial pressure from recently enacted voter-approved measures for increased spending on education and a high-speed rail system. Because the cost could total up to $27 billion, the governor is expected to attempt to repeal these measures. The state's fiscal year 2004 budget was recently passed by shifting increased costs to local governments. In order to finance these additional costs, local municipalities will have to increase property taxes or local sales taxes through voter initiatives. As a result, the Fund's strategy has been to purchase insured general obligation bonds and their equivalents to avoid price volatility associated with any reduction in credit quality due to increased spending and/or borrowing.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +3.66%, +3.35%, +3.24% and +3.87%, respectively, performing in line with the +3.60% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index and outperforming its Lipper peer group of Florida Municipal Debt Funds, which had an average return of +2.89% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

During the fiscal period, we maintained our neutral position toward the municipal bond market and aimed to reduce the Fund's volatility. Taking advantage of a very steep tax-exempt yield curve, we began to sell bonds maturing in 10 years - 15 years, and purchased larger-coupon bonds maturing in 20 years - 30 years. This strategy worked well in recent months as the intermediate sector of the Florida municipal market experienced considerable volatility.

What changes were made to the portfolio during the period?

During the fiscal year, we made no significant changes to the portfolio or our investment strategy. We continued to sell bonds in the 10-year - 15-year maturity range. With the proceeds, we purchased premium-coupon bonds in the 20-year - 30-year maturity range, whenever they became available in the market.

How would you characterize the Fund's position at the close of the period?

We believe the municipal market will continue to be volatile over the next few months. We intend to maintain our neutral posture. As long as the municipal curve remains steep, we will continue to sell the intermediate part of the curve and, with the proceeds, purchase premium coupon bonds in the 20-year - 30-year maturity range. We expect that the Fund will remain fully invested in order to seek to provide a high level of tax-exempt income to its shareholders.

Robert D. Sneeden
Vice President and Portfolio Manager

August 13, 2003

--------------------------------------------------------------------------------
Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.
--------------------------------------------------------------------------------


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003          5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                          Ten Years/
                                                        6-Month          12-Month       Since Inception   Standardized
As of July 31, 2003                                   Total Return     Total Return      Total Return     30-Day Yield
======================================================================================================================
ML Florida Municipal Bond Fund Class A Shares*            +0.49%          +3.66%            +65.22%           4.20%
----------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*            +0.39           +3.35             +54.88            3.96
----------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*            +0.24           +3.24             +58.05            3.85
----------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class I Shares*            +0.64           +3.87             +62.92            4.30
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                    +0.43           +3.60         +78.78/+80.70           --
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception dates are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


6       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2003:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,401           $11,034          $12,125           $12,789          $12,978

ML Florida
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,791           $11,390          $12,453           $13,069          $13,195

                                    7/00             7/01              7/02             7/03
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $13,181          $14,462           $15,301          $15,861

ML Florida
Municipal Bond Fund+--
Class C Shares*                     $13,333          $14,556           $15,309          $15,805

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,107           $11,840          $13,054           $13,837          $14,235

                                    7/00             7/01              7/02             7/03
Lehman Brothers Municipal
Bond Index++                        $14,848          $16,345           $17,441          $18,070

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without   % Return With
                                                 Sales Charge    Sales Charge**
===============================================================================
Class A Shares*
===============================================================================
One Year Ended 7/31/03                              +3.66%          -0.49%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +4.39           +3.55
-------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                     +5.89           +5.40
-------------------------------------------------------------------------------

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
===============================================================================
Class C Shares*
===============================================================================
One Year Ended 7/31/03                              +3.24%          +2.25%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +3.87           +3.87
-------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                     +5.35           +5.35
-------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003          7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1993 to July 2003:

                                    7/93             7/94              7/95             7/96              7/97
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $10,000          $9,989            $10,481          $11,085           $12,131

ML Florida
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $9,637            $10,164          $10,805           $11,884

                                    7/98             7/99              7/00             7/01              7/02             7/03
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $12,743          $12,880           $13,029          $14,222           $14,987          $15,488

ML Florida
Municipal Bond Fund+--
Class I Shares*                     $12,548          $12,746           $12,959          $14,218           $15,058          $15,641

                                    7/93             7/94              7/95             7/96              7/97
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,187           $10,989          $11,714           $12,916

                                    7/98             7/99              7/00             7/01              7/02             7/03
Lehman Brothers Municipal
Bond Index++                        $13,690          $14,083           $14,691          $16,171           $17,256          $17,878

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                  % Return          % Return
                                                Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/03                              +3.35%            -0.60%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +3.97             +3.64
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                             +4.47             +4.47
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/03                              +3.87%            -0.28%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +4.50             +3.65
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                             +5.00             +4.57
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.


8       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Schedule of Investments                                           (in Thousands)

                     S&P       Moody's  Face
State                Ratings+  Ratings+ Amount   Municipal Bonds                                                            Value
===================================================================================================================================
Florida--89.9%       AAA       Aaa     $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital
                                                 Revenue Bonds (Adventist Health Systems--Sunbelt), 7% due
                                                 10/01/2014 (e)(g)                                                         $  1,364
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         650   Arbor Greene, Florida, Community Development District, Special
                                                 Assessment Revenue Bonds, 6.50% due 5/01/2007                                  653
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         700   Bonnet Creek Resort, Florida, Community Development District, Special
                                                 Assessment Revenue Bonds, 7.50% due 5/01/2034                                  724
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         210   Brooks of Bonita Springs II, Florida, Community Development District,
                                                 Capital Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007               211
                     --------------------------------------------------------------------------------------------------------------
                                                 Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                                                 (Lakeside Apartments Project) (d):
                     AAA       NR*       1,100       6.90% due 8/01/2015                                                      1,144
                     AAA       NR*       1,100       7% due 2/01/2025                                                         1,144
                     --------------------------------------------------------------------------------------------------------------
                     AA-       A3        5,000   Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                                 (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009                5,405
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Baa3        550   Capital Trust Agency, Florida, Air Cargo Revenue Bonds, AMT, 6.25%
                                                 due 1/01/2019                                                                  555
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         960   Celebration Community Development District, Florida (Special
                                                 Assessment), 6% due 5/01/2010 (b)                                            1,002
                     --------------------------------------------------------------------------------------------------------------
                                                 Citrus County, Florida, Hospital Board Revenue Refunding Bonds (Citrus
                                                 Memorial Hospital):
                     NR*       Baa3        995       6.25% due 8/15/2023                                                        986
                     NR*       Baa3      1,500       6.375% due 8/15/2032                                                     1,495
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa         965   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County),
                                                 AMT, 6.30% due 10/01/2020 (d)(f)                                             1,017
                     --------------------------------------------------------------------------------------------------------------
                                                 Clearwater, Florida, Spring Training Facility Revenue Bonds (b):
                     AAA       Aaa         650       5.375% due 3/01/2017                                                       704
                     AAA       Aaa         655       5.375% due 3/01/2018                                                       706
                     AAA       Aaa         335       5.375% due 3/01/2019                                                       359
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa       2,100   Daytona Beach, Florida, Utility System Revenue Refunding Bonds,
                                                 Series A, 5% due 11/15/2032 (a)                                              2,049
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Double Branch Community, Florida, Development District, Special
                                                 Assessment Bonds, Series B-1, 5.60% due 5/01/2007                              999
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       9,555   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                 AMT, 7% due 4/01/2028 (d)(f)                                                 9,937
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa       3,645   Escambia County, Florida, Health Facilities Authority, Health Facility
                                                 Revenue Bonds (Florida Health Care Facility Loan), 5.95% due
                                                 7/01/2020 (a)                                                                3,988
                     --------------------------------------------------------------------------------------------------------------
                     BBB       Baa2     11,370   Escambia County, Florida, PCR (Champion International Corporation
                                                 Project), AMT, 6.90% due 8/01/2022                                          11,879
                     --------------------------------------------------------------------------------------------------------------
                     BBB       Baa2      1,500   Escambia County, Florida, PCR, Refunding (Champion International
                                                 Corporation Project), 6.95% due 11/01/2007                                   1,535
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Fiddlers Creek, Florida, Community Development District Number 2,
                                                 Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035               961
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Fishhawk, Florida, Community Development District II, Special
                                                 Assessment Revenue Bonds, Series B, 5% due 11/01/2007                          995
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         180   Fleming Island Plantation, Florida, Community Development District,
                                                 Special Assessment Bonds, Series A, 6.30% due 2/01/2005                        181
                     --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                     S&P       Moody's  Face
State                Ratings+  Ratings+ Amount   Municipal Bonds                                                            Value
===================================================================================================================================
Florida              AAA       Aaa     $ 2,800   Florida HFA, Homeowner Mortgage Revenue Bonds, AMT, Series 3, 6.35%
(continued)                                      due 7/01/2028 (b)                                                         $  2,909
                     --------------------------------------------------------------------------------------------------------------
                     AAA       NR*       5,210   Florida HFA, Revenue Bonds, DRIVERS, AMT, Series 189, 12.81%
                                                 due 2/01/2035 (a)(h)                                                         5,591
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         860   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,
                                                 Series 10, 5.50% due 7/01/2017 (g)                                             891
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       1,425   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                 Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (g)                      1,483
                     --------------------------------------------------------------------------------------------------------------
                     AAA       NR*       5,000   Florida State Board of Education, Lottery Revenue Bonds, DRIVERS,
                                                 Series 222, 11.32% due 7/01/2017 (c)(h)                                      6,430
                     --------------------------------------------------------------------------------------------------------------
                     AAA       NR*       2,500   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS,
                                                 Series 218, 11.32% due 7/01/2029 (c)(h)                                      3,017
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Harbor Bay, Florida, Community Development District, Capital
                                                 Improvement Special Assessment Revenue Bonds, Series A, 7%
                                                 due 5/01/2033                                                                1,021
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         720   Heritage Isles Community Development District, Florida, Special
                                                 Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                       718
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         590   Heritage Palms, Florida, Community Development District, Capital
                                                 Improvement Revenue Bonds, 6.25% due 11/01/2004                                591
                     --------------------------------------------------------------------------------------------------------------
                     A         A3        3,500   Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                                 (Adventist Health System/Sunbelt Obligated Group), Series A, 6%
                                                 due 11/15/2031                                                               3,630
                     --------------------------------------------------------------------------------------------------------------
                                                 Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                 (National Gypsum), AMT:
                     NR*       NR*       1,000       Series A, 7.125% due 4/01/2030                                           1,009
                     NR*       NR*       1,750       Series B, 7.125% due 4/01/2030                                           1,765
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Baa1      1,000   Hillsborough County, Florida, IDA, Hospital Revenue Refunding Bonds
                                                 (Tampa General Hospital Project), Series B, 5.25% due 10/01/2028               920
                     --------------------------------------------------------------------------------------------------------------
                     BBB-      Baa1      2,000   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                 Company Project), 5.10% due 10/01/2013                                       1,962
                     --------------------------------------------------------------------------------------------------------------
                                                 Jacksonville, Florida, Economic Development Commission, Health Care
                                                 Facilities Revenue Bonds (Mayo Clinic--Jacksonville):
                     AA        Aa2       1,000       Series A, 5.50% due 11/15/2036                                           1,003
                     AA        Aa2       2,000       Series B, 5.50% due 11/15/2036                                           2,009
                     AAA       Aaa         410       Series B, 5.50% due 11/15/2036 (b)                                         423
                     --------------------------------------------------------------------------------------------------------------
                     AA        Aa2       2,800   Jacksonville, Florida, Electric Authority, Electric System Revenue
                                                 Bonds, Series 3-C, 5.50% due 10/01/2030                                      2,848
                     --------------------------------------------------------------------------------------------------------------
                     AAA       NR*       4,920   Jacksonville, Florida, Electric Authority, Electric System Revenue
                                                 Refunding Bonds, Series Three, 6% due 10/01/2025 (b)                         5,238
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       1,200   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and
                                                 Improvement Bonds, 5.25% due 10/01/2032 (c)                                  1,213
                     --------------------------------------------------------------------------------------------------------------
                                                 Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                 Benevolent Association--Cypress Village Florida Project), Series A:
                     NR*       Ba2         500       7.05% due 3/01/2024                                                        313
                     NR*       Ba2       1,000       7.10% due 3/01/2030                                                        612
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       1,000   Jea, Florida, Water and Sewer System Revenue Bonds, Sub-Series C, 5%
                                                 due 10/01/2043                                                                 966
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         110   Lexington Oaks, Florida, Community Development District, Special
                                                 Assessment Revenue Bonds, Series B, 6.70% due 5/01/2007                        110
                     --------------------------------------------------------------------------------------------------------------
                     BBB+      NR*       1,570   Martin County, Florida, Health Facilities Authority, Hospital Revenue
                                                 Bonds (Martin Memorial Medical Center), Series A, 5.875% due 11/15/2032      1,496
                     --------------------------------------------------------------------------------------------------------------


10      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                     S&P       Moody's  Face
State                Ratings+  Ratings+ Amount   Municipal Bonds                                                            Value
===================================================================================================================================
Florida              NR*       NR*     $ 1,000   Mediterra, Florida, South Community Development District, Capital
(concluded)                                      Improvement Revenue Bonds, Series B, 5.50% due 5/01/2010                   $   983
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       4,000   Miami--Dade County, Florida, Aviation Revenue Bonds (Miami
                                                 International Airport), AMT, Series A, 5% due 10/01/2033 (c)                 3,843
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       6,100   Miami--Dade County, Florida, Expressway Authority, Toll System
                                                 Revenue Bonds, 6.375% due 7/01/2010 (c)(i)                                   7,213
                     --------------------------------------------------------------------------------------------------------------
                                                 Orange County, Florida, Health Facilities Authority, Hospital Revenue
                                                 Bonds:
                     A         A3          500       (Adventist Health System), 6.25% due 11/15/2024                            523
                     A-        A2        2,705       (Orlando Regional Healthcare), 6% due 12/01/2028                         2,793
                     A-        A2          700       (Orlando Regional Healthcare), 5.75% due 12/01/2032                        704
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       6,500   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                                                 due 10/01/2031 (a)                                                           6,612
                     --------------------------------------------------------------------------------------------------------------
                                                 Orlando and Orange County, Florida, Expressway Authority Revenue
                                                 Bonds, Series B (a):
                     AAA       Aaa       1,000       5% due 7/01/2030                                                           978
                     AAA       Aaa       1,500       5% due 7/01/2035                                                         1,461
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Orlando, Florida, Urban Community Development District, Capital
                                                 Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033          1,012
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Aaa       1,265   Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                                 Bonds, 5.25% due 10/01/2025 (a)                                              1,283
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         925   Osceola County, Florida, Tourist Development Tax Revenue Bonds,
                                                 Series A, 5.50% due 10/01/2027 (c)                                             962
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                                 Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031                  911
                     --------------------------------------------------------------------------------------------------------------
                     BBB+      NR*       1,000   Palm Beach County, Florida, Health Facilities Authority, Retirement
                                                 Community Revenue Bonds (Acts Obligation Group), 5.625% due 11/15/2020         972
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         790   Panther Trace, Florida, Community Development District, Special
                                                 Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                        790
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         500   Park Place Community Development District, Florida, Special Assessment
                                                 Revenue Bonds, 6.75% due 5/01/2032                                             501
                     --------------------------------------------------------------------------------------------------------------
                     AAA       Aaa       2,080   Pasco County, Florida, Health Facilities Authority, Gross Revenue
                                                 Bonds (Adventist Health System--Sunbelt), 7% due 10/01/2014 (e)              2,571
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         925   Reunion East Community Development District, Florida, Special
                                                 Assessment, Series B, 5.90% due 11/01/2007                                     923
                     --------------------------------------------------------------------------------------------------------------
                     AAA       NR*       2,320   South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
                                                 Series 337, 10.06% due 5/01/2032 (b)(e)(h)                                   2,541
                     --------------------------------------------------------------------------------------------------------------
                     A-        A2        1,000   South Lake County, Florida, Hospital District Revenue Bonds (South
                                                 Lake Hospital Inc.), 5.80% due 10/01/2034                                    1,003
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*         665   Stoneybrook West, Florida, Community Development District, Special
                                                 Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010                        670
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,000   Verandah West, Florida, Community Development District, Capital
                                                 Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008                       989
                     --------------------------------------------------------------------------------------------------------------
                     NR*       NR*       1,500   Vista Lakes Community Development District, Florida, Capital
                                                 Improvement Revenue Bonds, Series A, 6.75% due 5/01/2034                     1,510
===================================================================================================================================
New Jersey--1.7%     A-        Baa2      2,950   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                 6.75% due 6/01/2039                                                          2,610
===================================================================================================================================


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                     S&P       Moody's  Face
State                Ratings+  Ratings+ Amount   Municipal Bonds                                                            Value
===================================================================================================================================
Puerto Rico--5.3%    A         Baa1    $ 3,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041               $  3,099
                     --------------------------------------------------------------------------------------------------------------
                     NR*       Baa2      1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                                 Control Facilities Revenue Bonds (Cogeneration Facility--AES Puerto
                                                 Rico Project), AMT, 6.625% due 6/01/2026                                     1,034
                     --------------------------------------------------------------------------------------------------------------
                     BBB+      Baa3      4,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                 Revenue Bonds, Series E, 5.75% due 8/01/2030                                 4,123
                     --------------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$147,694)--96.9%                              150,775
                     ==============================================================================================================

===================================================================================================================================
                                        Shares
                                        Held     Short-Term Investments
===================================================================================================================================
                                         1,013   Merrill Lynch Institutional Tax-Exempt Fund (j)                              1,013
                     --------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Investments (Cost--$1,013)--0.7%                            1,013
===================================================================================================================================
                      Total Investments (Cost--$148,707)--97.6%                                                             151,788

                      Other Assets Less Liabilities--2.4%                                                                     3,732
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $155,520
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2003.
(i)   Prerefunded.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                   1,013           $28
      --------------------------------------------------------------------------

*     Not Rated.
+     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.


12      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Statement of Assets and Liabilities

As of July 31, 2003

==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$148,706,809) .................                   $ 151,787,869
                   Cash ..................................................................                          11,784
                   Receivables:
                      Securities sold ....................................................    $ 5,204,281
                      Interest ...........................................................      2,723,028
                      Beneficial interest sold ...........................................        185,079
                      Dividends from affiliates ..........................................             21        8,112,409
                                                                                              -----------
                   Prepaid expenses ......................................................                           7,079
                                                                                                             -------------
                   Total assets ..........................................................                     159,919,141
                                                                                                             -------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ...............................................      3,886,592
                      Dividends to shareholders ..........................................        196,846
                      Beneficial interest redeemed .......................................        164,982
                      Investment adviser .................................................         76,875
                      Distributor ........................................................         39,632
                      Other affiliates ...................................................         11,219        4,376,146
                                                                                              -----------
                   Accrued expenses ......................................................                          22,515
                                                                                                             -------------
                   Total liabilities .....................................................                       4,398,661
                                                                                                             -------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Net assets ............................................................                   $ 155,520,480
                                                                                                             =============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ..................................................                   $     573,689
                   Class B Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ..................................................                         607,363
                   Class C Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ..................................................                         146,973
                   Class I Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized ..................................................                         219,232
                   Paid-in capital in excess of par ......................................                     159,373,090
                   Undistributed investment income--net ..................................    $   113,931
                   Accumulated realized capital losses on investments--net ...............     (8,594,858)
                   Unrealized appreciation on investments--net ...........................      3,081,060
                                                                                              -----------
                   Total accumulated losses--net .........................................                      (5,399,867)
                                                                                                             -------------
                   Net assets ............................................................                   $ 155,520,480
                                                                                                             =============
==========================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $57,609,779 and 5,736,886 shares of
                   beneficial interest outstanding .......................................                   $       10.04
                                                                                                             =============
                   Class B--Based on net assets of $61,097,859 and 6,073,631 shares of
                   beneficial interest outstanding .......................................                   $       10.06
                                                                                                             =============
                   Class C--Based on net assets of $14,759,493 and 1,469,729 shares of
                   beneficial interest outstanding .......................................                   $       10.04
                                                                                                             =============
                   Class I--Based on net assets of $22,053,349 and 2,192,320 shares of
                   beneficial interest outstanding .......................................                   $       10.06
                                                                                                             =============

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2003

==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                   Interest ..............................................................                   $   9,528,786
                   Dividends from affiliates .............................................                          27,941
                                                                                                             -------------
                   Total income ..........................................................                       9,556,727
                                                                                                             -------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..............................................    $   882,661
                   Account maintenance and distribution fees--Class B ....................        342,035
                   Accounting services ...................................................         99,876
                   Account maintenance and distribution fees--Class C ....................         82,808
                   Professional fees .....................................................         76,366
                   Account maintenance fees--Class A .....................................         53,741
                   Printing and shareholder reports ......................................         41,523
                   Registration fees .....................................................         31,055
                   Transfer agent fees--Class B ..........................................         29,826
                   Transfer agent fees--Class A ..........................................         20,035
                   Trustees' fees and expenses ...........................................         19,764
                   Custodian fees ........................................................         11,389
                   Pricing fees ..........................................................          9,879
                   Transfer agent fees--Class I ..........................................          9,087
                   Transfer agent fees--Class C ..........................................          5,991
                   Other .................................................................         16,200
                                                                                              -----------
                   Total expenses before reimbursement ...................................      1,732,236
                   Reimbursement of expenses .............................................         (4,951)
                                                                                              -----------
                   Total expenses after reimbursement ....................................                       1,727,285
                                                                                                             -------------
                   Investment income--net ................................................                       7,829,442
                                                                                                             -------------
==========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
--------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .....................................                       1,750,211
                   Change in unrealized appreciation on investments--net .................                      (3,989,228)
                                                                                                             -------------
                   Total realized and unrealized loss on investments--net ................                      (2,239,017)
                                                                                                             -------------
                   Net Increase in Net Assets Resulting from Operations ..................                   $   5,590,425
                                                                                                             =============

      See Notes to Financial Statements.


14      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                       July 31,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                              2003             2002
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $   7,829,442     $   7,682,408
                   Realized gain on investments--net .................................        1,750,211         1,155,663
                   Change in unrealized appreciation on investments--net .............       (3,989,228)         (336,243)
                                                                                          -------------------------------
                   Net increase in net assets resulting from operations ..............        5,590,425         8,501,828
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ........................................................       (2,726,805)       (2,117,956)
                      Class B ........................................................       (3,195,112)       (3,725,318)
                      Class C ........................................................         (630,460)         (412,106)
                      Class I ........................................................       (1,270,981)       (1,417,464)
                                                                                          -------------------------------
                   Net decrease in net assets resulting from dividends to shareholders       (7,823,358)       (7,672,844)
                                                                                          -------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
                   Net increase (decrease) in net assets derived from beneficial
                   interest transactions .............................................        4,435,091       (10,670,581)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................        2,202,158        (9,841,597)
                   Beginning of year .................................................      153,318,322       163,159,919
                                                                                          -------------------------------
                   End of year* ......................................................    $ 155,520,480     $ 153,318,322
                                                                                          ===============================
                      * Undistributed investment income--net .........................    $     113,931     $     107,847
                                                                                          ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                Class A++
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2003          2002          2001          2000         1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................  $  10.19      $  10.13      $   9.71      $  10.06     $  10.39
                                                                    ---------------------------------------------------------------
           Investment income--net ................................       .52+          .51           .49           .49          .49
           Realized and unrealized gain (loss) on investments--net      (.15)          .06           .43          (.35)        (.33)
                                                                    ---------------------------------------------------------------
           Total from investment operations ......................       .37           .57           .92           .14          .16
                                                                    ---------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.52)         (.51)         (.49)         (.49)        (.49)
              In excess of realized gain on investments--net .....        --            --          (.01)           --           --
                                                                    ---------------------------------------------------------------
           Total dividends and distributions .....................      (.52)         (.51)         (.50)         (.49)        (.49)
                                                                    ---------------------------------------------------------------
           Net asset value, end of year ..........................  $  10.04      $  10.19      $  10.13      $   9.71     $  10.06
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      3.66%         5.81%         9.72%         1.55%        1.46%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement ........................       .88%          .89%          .86%          .80%         .82%
                                                                    ===============================================================
           Expenses ..............................................       .88%          .89%          .86%          .80%         .82%
                                                                    ===============================================================
           Investment income--net ................................      5.08%         5.07%         4.99%         5.07%        4.69%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................  $ 57,610      $ 43,909      $ 38,564      $ 25,725     $ 37,713
                                                                    ===============================================================
           Portfolio turnover ....................................     45.50%        41.29%        81.27%        79.33%      120.54%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


16      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

                                                                                                Class B
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003         2002          2001          2000         1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................  $  10.20      $  10.14      $   9.73      $  10.08     $  10.41
                                                                    ---------------------------------------------------------------
           Investment income--net ................................       .48+          .47           .46           .45          .45
           Realized and unrealized gain (loss) on investments--net      (.14)          .06           .42          (.35)        (.33)
                                                                    ---------------------------------------------------------------
           Total from investment operations ......................       .34           .53           .88           .10          .12
                                                                    ---------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.48)         (.47)         (.46)         (.45)        (.45)
              In excess of realized gain on investments--net .....        --            --          (.01)           --           --
                                                                    ---------------------------------------------------------------
           Total dividends and distributions .....................      (.48)         (.47)         (.47)         (.45)        (.45)
                                                                    ---------------------------------------------------------------
           Net asset value, end of year ..........................  $  10.06      $  10.20      $  10.14      $   9.73     $  10.08
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      3.35%         5.38%         9.16%         1.14%        1.06%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement ........................      1.28%         1.29%         1.26%         1.20%        1.23%
                                                                    ===============================================================
           Expenses ..............................................      1.28%         1.29%         1.26%         1.20%        1.23%
                                                                    ===============================================================
           Investment income--net ................................      4.67%         4.65%         4.59%         4.66%        4.29%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................  $ 61,098      $ 73,034      $ 86,433      $100,059     $133,276
                                                                    ===============================================================
           Portfolio turnover ....................................     45.50%        41.29%        81.27%        79.33%      120.54%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         17

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class C
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2003          2002          2001          2000         1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................  $  10.18      $  10.13      $   9.71      $  10.06     $  10.39
                                                                    ---------------------------------------------------------------
           Investment income--net ................................       .47+          .46           .44           .44          .43
           Realized and unrealized gain (loss) on investments--net      (.14)          .05           .43          (.35)        (.33)
                                                                    ---------------------------------------------------------------
           Total from investment operations ......................       .33           .51           .87           .09          .10
                                                                    ---------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.47)         (.46)         (.44)         (.44)        (.43)
              In excess of realized gain on investments--net .....        --            --          (.01)           --           --
                                                                    ---------------------------------------------------------------
           Total dividends and distributions .....................      (.47)         (.46)         (.45)         (.44)        (.43)
                                                                    ---------------------------------------------------------------
           Net asset value, end of year ..........................  $  10.04      $  10.18      $  10.13      $   9.71     $  10.06
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      3.24%         5.17%         9.17%         1.04%         .95%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement ........................      1.38%         1.39%         1.36%         1.30%        1.33%
                                                                    ===============================================================
           Expenses ..............................................      1.39%         1.39%         1.36%         1.30%        1.33%
                                                                    ===============================================================
           Investment income--net ................................      4.57%         4.56%         4.49%         4.57%        4.19%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................  $ 14,759      $ 10,489      $  9,110      $  8,497     $ 10,897
                                                                    ===============================================================
           Portfolio turnover ....................................     45.50%        41.29%        81.27%        79.33%      120.54%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

      See Notes to Financial Statements.


18      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Financial Highlights (concluded)

                                                                                               Class I++
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2003          2002          2001          2000         1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................  $  10.20      $  10.14      $   9.73      $  10.08     $  10.41
                                                                    ---------------------------------------------------------------
           Investment income--net ................................       .53+          .52           .51           .50          .50
           Realized and unrealized gain (loss) on investments--net      (.14)          .06           .42          (.35)        (.33)
                                                                    ---------------------------------------------------------------
           Total from investment operations ......................       .39           .58           .93           .15          .17
                                                                    ---------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.53)         (.52)         (.51)         (.50)        (.50)
              In excess of realized gain on investments--net .....        --            --          (.01)           --           --
                                                                    ---------------------------------------------------------------
           Total dividends and distributions .....................      (.53)         (.52)         (.52)         (.50)        (.50)
                                                                    ---------------------------------------------------------------
           Net asset value, end of year ..........................  $  10.06      $  10.20      $  10.14      $   9.73     $  10.08
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      3.87%         5.91%         9.71%         1.66%        1.57%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement ........................       .77%          .79%          .76%          .70%         .72%
                                                                    ===============================================================
           Expenses ..............................................       .78%          .79%          .76%          .70%         .72%
                                                                    ===============================================================
           Investment income--net ................................      5.18%         5.16%         5.10%         5.17%        4.80%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................  $ 22,053      $ 25,886      $ 29,053      $ 30,242     $ 38,214
                                                                    ===============================================================
           Portfolio turnover ....................................     45.50%        41.29%        81.27%        79.33%      120.54%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its related net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


20      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $6,469,079 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2003, FAM reimbursed the Fund in the amount of $4,951.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                   Account         Distribution
                                               Maintenance Fee          Fee
-------------------------------------------------------------------------------
Class A .................................            .10%               --
Class B .................................            .25%              .25%
Class C .................................            .25%              .35%
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         21

[LOGO] Merrill Lynch Investment Managers

For the year ended July 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,492               $35,237
Class I ............................               $   266               $ 2,766
--------------------------------------------------------------------------------

For the year ended July 31, 2003, MLPF&S received contingent deferred sales charges of $60,347 and $4,563 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2003, the Fund reimbursed FAM $3,683 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2003 were $82,105,950 and $70,632,847, respectively.

Net realized gains for the year ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $1,750,211          $3,081,060
                                                  ------------------------------
Total ..................................          $1,750,211          $3,081,060
                                                  ==============================

As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $3,054,176, of which $4,534,846 related to appreciated securities and $1,480,670 related to depreciated securities. The aggregate cost of investments at July 31, 2003 for Federal income tax purposes was $148,733,693.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $4,435,091 and $(10,670,581) for the years ended July 31, 2003 and July 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,547,946       $ 15,889,188
Automatic conversion of shares ...........           821,171          8,470,978
Shares issued to shareholders in
  reinvestment of dividends ..............           100,849          1,038,009
                                                -------------------------------
Total issued .............................         2,469,966         25,398,175
Shares redeemed ..........................        (1,044,034)       (10,756,232)
                                                -------------------------------
Net increase .............................         1,425,932       $ 14,641,943
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           254,156       $  2,558,043
Automatic conversion of shares ...........         1,038,328         10,510,916
Shares issued to shareholders in
  reinvestment of dividends ..............            55,928            564,161
                                                -------------------------------
Total issued .............................         1,348,412         13,633,120
Shares redeemed ..........................          (845,743)        (8,534,026)
                                                -------------------------------
Net increase .............................           502,669       $  5,099,094
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           934,159       $  9,639,968
Shares issued to shareholders in
  reinvestment of dividends ..............           112,118          1,154,469
                                                -------------------------------
Total issued .............................         1,046,277         10,794,437
Automatic conversion of shares ...........          (819,750)        (8,470,978)
Shares redeemed ..........................        (1,311,339)       (13,502,533)
                                                -------------------------------
Net decrease .............................        (1,084,812)      $(11,179,074)
                                                ===============================


22      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,037,222       $ 10,511,437
Shares issued to shareholders in
  reinvestment of dividends ..............           140,201          1,417,079
                                                -------------------------------
Total issued .............................         1,177,423         11,928,516
Automatic conversion of shares ...........        (1,036,517)       (10,510,916)
Shares redeemed ..........................        (1,503,799)       (15,189,951)
                                                -------------------------------
Net decrease .............................        (1,362,893)      $(13,772,351)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           632,468       $  6,510,644
Shares issued to shareholders in
  reinvestment of dividends ..............            28,425            292,402
                                                -------------------------------
Total issued .............................           660,893          6,803,046
Shares redeemed ..........................          (221,052)        (2,269,789)
                                                -------------------------------
Net increase .............................           439,841       $  4,533,257
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           465,382       $  4,701,880
Shares issued to shareholders in
  reinvestment of dividends ..............            18,545            187,103
                                                -------------------------------
Total issued .............................           483,927          4,888,983
Shares redeemed ..........................          (353,786)        (3,578,123)
                                                -------------------------------
Net increase .............................           130,141       $  1,310,860
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           202,678       $  2,091,809
Shares issued to shareholders in
  reinvestment of dividends ..............            58,654            604,123
                                                -------------------------------
Total issued .............................           261,332          2,695,932
Shares redeemed ..........................          (606,376)        (6,256,967)
                                                -------------------------------
Net decrease .............................          (345,044)      $ (3,561,035)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           184,593       $  1,866,094
Shares issued to shareholders in
  reinvestment of dividends ..............            71,456            722,256
                                                -------------------------------
Total issued .............................           256,049          2,588,350
Shares redeemed ..........................          (582,992)        (5,896,534)
                                                -------------------------------
Net decrease .............................          (326,943)      $ (3,308,184)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended July 31, 2003.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 was as follows:

-------------------------------------------------------------------------------
                                                  7/31/2003          7/31/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................      $  7,823,358       $  7,672,844
                                                -------------------------------
Total distributions ......................      $  7,823,358       $  7,672,844
                                                ===============================

As of July 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $    85,510
Undistributed long term capital gain--net ...............                  --
                                                                  -----------
Total undistributed earnings--net .......................              85,510
Capital loss carryforward ...............................          (7,525,890)*
Unrealized gains--net ...................................           2,040,513**
                                                                  -----------
Total accumulated losses--net ...........................         $(5,399,867)
                                                                  ===========

* On July 31, 2003, the Fund had a net capital loss carryforward of $7,525,890, of which $2,275,703 expires in 2004; $4,131,859 expires in
      2008 and $1,118,328 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


24      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Trustees of Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 19, 2003


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                              Position(s)  Length                                                       Fund Complex   Directorships
                              Held         of Time                                                      Overseen by    Held by
Name          Address & Age   with Fund    Served      Principal Occupation(s) During Past 5 Years      Trustee        Trustee
====================================================================================================================================
        Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.      P.O. Box 9011   President    1999 to     President and Chairman of Merrill Lynch Invest-  118 Funds      None
Glenn*        Princeton, NJ   and          present     ment Managers, L.P. ("MLIM")/Fund Asset          163 Portfolios
              08543-9011      Trustee      and         Management, L.P. ("FAM")--Advised Funds since
              Age: 62                      1992 to     1999; Chairman (Americas Region) of MLIM from
                                           present     2000 to 2002; Executive Vice President of FAM
                                                       and MLIM (which terms as used herein include
                                                       their corporate predecessors) from 1983 to 2002;
                                                       President of FAM Distributors, Inc. ("FAMD")
                                                       from 1986 to 2002 and Director thereof from 1991
                                                       to 2002; Executive Vice President and Director of
                                                       Princeton Services, Inc. ("Princeton Services")
                                                       from 1993 to 2002; President of Princeton
                                                       Administrators, L.P. from 1989 to 2002; Director of
                                                       Financial Data Services, Inc. from 1985 to 2002.
              ----------------------------------------------------------------------------------------------------------------------
              *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company
                 Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
                 Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the
                 Board of Trustees.

====================================================================================================================================
        Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.      P.O. Box 9095   Trustee      1995 to     Director, The China Business Group, Inc. since    40 Funds      None
Bodurtha      Princeton, NJ                present     1996 and Executive Vice President thereof from    59 Portfolios
              08543-9095                               1996 to 2003; Chairman, Berkshire Holding
              Age: 59                                  Corporation since 1982.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills    P.O. Box 9095   Trustee      2002 to     Member of the Committee of Investment of          40 Funds      Kimco Realty
              Princeton, NJ                present     Employee Benefit Assets of the Association of     59 Portfolios Corporation
              08543-9095                               Financial Professionals ("CIEBA") since 1986 and
              Age: 68                                  Chairman thereof from 1991 to 1992; Member of
                                                       the Investment Advisory Committees of the State
                                                       of New York Common Retirement Fund since 1989;
                                                       Member of the Investment Advisory Committee of
                                                       the Howard Hughes Medical Institute from 1997 to
                                                       2000; Director, Duke Management Company since
                                                       1992 and Vice Chairman thereof since 1998;
                                                       Director, LaSalle Street Fund from 1995 to 2001;
                                                       Director, Kimco Realty Corporation since 1997;
                                                       Member of the Investment Advisory Committee of
                                                       the Virginia Retirement System since 1998 and
                                                       Vice Chairman thereof since 2002; Director,
                                                       Montpelier Foundation since 1998 and Vice
                                                       Chairman thereof since 2000; Member of the
                                                       Investment Committee of the Woodberry Forest
                                                       School since 2000; Member of the Investment
                                                       Committee of the National Trust for Historic
                                                       Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.    P.O. Box 9095   Trustee      1987 to     John M. Olin Professor of Humanities, New York    40 Funds      None
London        Princeton, NJ                present     University since 1993 and Professor thereof       59 Portfolios
              08543-9095                               since 1980; President of Hudson Institute since
              Age: 64                                  1997 and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


26      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003

Officers and Trustees (unaudited) (concluded)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                              Position(s)  Length                                                       Fund Complex   Directorships
                              Held         of Time                                                      Overseen by    Held by
Name          Address & Age   with Fund    Served      Principal Occupation(s) During Past 5 Years      Trustee        Trustee
====================================================================================================================================
        Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.      P.O. Box 9095   Trustee      1985 to     George Gund Professor of Finance and Banking,     40 Funds      None
Perold        Princeton, NJ                present     Harvard Business School since 2000 and a member   59 Portfolios
              08543-9095                               of the faculty since 1979; Director and Chairman
              Age: 51                                  of the Board, UNX, Inc. since 2003; Director,
                                                       Stockback.com from 2002 to 2002; Director,
                                                       Sanlam Limited and Sanlam Life since 2001;
                                                       Director, Genbel Securities and Gensec Bank
                                                       since 1999; Director, Bulldogresearch.com from
                                                       2000 to 2001; Director, Sanlam Investment
                                                       Management from 1999 to 2001; Director, Quantec
                                                       Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta       P.O. Box 9095   Trustee      2000 to     Shareholder, Modrall, Sperling, Roehl, Harris &   40 Funds      None
Cooper Ramo   Princeton, NJ                present     Sisk, P.A. since 1993; Director of Cooper's,      59 Portfolios
              08543-9095                               Inc. since 1999 and Chairman of the Board
              Age: 60                                  thereof since 2000; Director of ECMC, Inc.
                                                       since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.     P.O. Box 9095   Trustee      2002 to     Principal of STI Management since 1994; Trustee   40 Funds      None
Salomon, Jr.  Princeton, NJ                present     of Commonfund from 1980 to 2002; Director of      59 Portfolios
              08543-9095                               Rye Country Day School since 2001.
              Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.    P.O. Box 9095   Trustee      2002 to     Chairman, Fernwood Advisors (investment adviser)  40 Funds      None
Swensrud      Princeton, NJ                present     since 1996; Principal of Fernwood Associates      59 Portfolios
              08543-9095                               (financial consultant) since 1975; Chairman of
              Age: 70                                  RPP Corporation since 1978; Director,
                                                       International Mobile Communications, Inc. since
                                                       1998.
              ----------------------------------------------------------------------------------------------------------------------
              *  The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                              Position(s)  Length
                              Held         of Time
Name          Address & Age   with Fund    Served*     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.     P.O. Box 9011   Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke         Princeton, NJ   President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
              08543-9011      and          and 1999    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
              Age: 43         Treasurer    to present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.    P.O. Box 9011   Senior Vice  2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob         Princeton, NJ   President    present     Management) of MLIM from 1997 to 2000.
              08543-9011
              Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.       P.O. Box 9011   Senior Vice  2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo      Princeton, NJ   President    present     Management) of MLIM from 1998 to 2000.
              08543-9011
              Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Robert D.     P.O. Box 9011   Vice         1998 to     Vice President of MLIM since 1998.
Sneeden       Princeton, NJ   President    present
              08543-9011
              Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Brian D.      P.O. Box 9011   Secretary    2003 to     Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to
Stewart       Princeton, NJ                present     2002; Attorney with Saul Ewing from 1999 to 2001.
              08543-9011
              Age: 34
              ----------------------------------------------------------------------------------------------------------------------
              *  Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
              Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
              Information, which can be obtained  without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2003         27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #16031 -- 7/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            Merrill Lynch Florida Municipal Bond Fund


            By: /s/ Terry K. Glenn
                ---------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch Florida Municipal Bond Fund

            Date: September 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                ---------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch Florida Municipal Bond Fund

            Date: September 23, 2003


            By: /s/ Donald C. Burke
                ---------------------------
                Donald C. Burke,
                Chief Financial Officer of
                Merrill Lynch Florida Municipal Bond Fund

            Date: September 23, 2003

            Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.